Exhibit 99.2

Frequently Asked Questions

Who is HID Global?

HID Global is part of the Global Technologies Division of ASSA ABLOY Group, the world’s leading locking solutions company, based in Stockholm, Sweden. HID Global is located in Irvine, California, and is the worldwide market leader in contactless access control cards and readers, and other security products for corporations and governments globally. HID Global products are sold through a global network of OEM, distribution, and installer channels, supported by sales, service, and distribution centers in North America, Latin America, Europe, Hong Kong, China, and India.

Why is HID Global acquiring Fargo?

The acquisition is a result of a long-standing relationship between two leading companies and their decision to jointly pursue opportunities in the automatic identification and data capture fields. We are now positioned to work together in capturing rapidly growing opportunities for secure issuance of ID card credentials.

As security-conscious corporations and governments look for solutions that provide the highest levels of assurance, HID Global is now positioned as a leader.

Will Fargo change its name to HID Global?

Fargo’s highly valued brand name will continue to be used in the marketplace.

What will be the size of the combined business?

HID Global’s corporate size and financial information is consolidated with other operating entities as part of ASSA ABLOY’s Global Technologies Division. This information is not reported separately. In 2005 the ASSA ABLOY Group had some 30,000 employees and annual sales of about EUR 3 billion.

What are the advantages to HID Global?

Fargo’s considerable intellectual property, products, and resources supply a key piece of the foundation HID Global has created to pursue emerging secure card issuance opportunities.

Governments and corporations alike will be able to rely on HID Global to supply superior securely issued, tamper-proof identification credentials—knowing that the process, the materials, and the products assure that fraudulent activity has been eliminated.

What are the advantages to Fargo?

Fargo’s customers benefit from the knowledge that the company’s already superior products are now backed by the resources and management from another trusted brand family: HID Global. The attention, service, quality, and satisfaction that Fargo customers already enjoy will continue to grow stronger.

Fargo’s employees and management benefit from the expanded business opportunities that HID Global can help create.

Joining HID Global and ASSA ABLOY will provide Fargo employees access to additional resources and avenues for employee development, including opportunities to work collaboratively across companies.

Will there be any changes to Fargo’s planned building expansion and office renovation?

No decisions have yet been made. Following the acquisition, HID Global will offer its guidance and support as both companies work together to define the best course to meet shared business goals.

Will my benefits or compensation, including salary, bonus, PTO, 401K, educational reimbursement, life insurance, disability, medical insurance and dental insurance change?

There is no plan to change health and welfare benefits during the transition phase. The health care benefits associated with Fargo’s recent open enrollment will go into effect on June 1, 2006 as planned.

Compensation practices and other benefit programs will be reviewed as part of the alignment process. While specific details surrounding certain benefits may change at some future date, HID Global values all of its employees and will endeavor to demonstrate that value throughout the alignment of the two companies. Fargo and HID Global are aligned in a common philosophy of paying positions at market rates and reviewing salaries on an annual basis. Fargo’s Success Sharing Bonus program will remain in place for 2006.

What will happen to employee stock options and to stock from the Employee Stock Purchase Program (ESPP)?

All employee stock options will vest prior to the close of the HID Global acquisition. Employees with vested stock options will receive a check for the difference between their option price and the agreed price of the stock from the sale.

Our ESPP will be suspended retroactively back to March 31, 2006. Employees that have contributed after March 31, 2006 will have their contributions refunded. Any stock purchased prior to that date will be cashed out after the sale is finalized.

What is the plan to incorporate Fargo into HID Global?

For the next six to nine months, it will be business as usual for both organizations with focus on running both businesses successfully as they have in the past. During that period joint teams of HID Global and Fargo employees will be set up to evaluate mutual synergies and opportunities with the objective of planning and implementing concrete growth initiatives in 2007.

When will plans be communicated?

There will be regular updates to communicate our progress as the two companies come together. Significant changes will be announced as they occur.

How will this affect different functional areas at Fargo?

Some Fargo employees will be asked to participate in joint team activities, but functional areas within Fargo will remain intact and focused on maintaining the existing business and implementing existing plans.

Where will Fargo printers be manufactured?

The manufacturing plan for Fargo will continue as previously announced. As with all aspects of the business, manufacturing plans will be reviewed as part of the strategic planning process for 2007.

Will the Fargo facility be shut down?

There are no plans to close the Fargo facility.

Will there be lay offs?

There are no specific lay offs planned. Teams from both companies will assess all aspects of Fargo operations and determine resource allocations during that process.

HID Global is acquiring Fargo because the company offers an attractive platform for further growth. HID Global will rely on Fargo’s management and employees to help achieve that growth.

What are Gary Holland’s plans?

Gary is expected to continue in his current role for the foreseeable future, including helping assure a successful alignment of the two companies.

What will happen to the Fargo management team?

While there may be some exceptions, we hope that all key employees of Fargo will help us grow this business together.

What will the new organization look like?

No immediate changes are planned. Teams from both companies will be looking at Fargo’s overall operations and determining whether any organizational changes could help position Fargo for superior growth.

What are the benefits to Fargo’s channel partners?

Fargo will continue to operate on a “business as usual basis” through the end of the year as alignment teams work together to define and implement plans that will enhance the value of products, programs, and services for Fargo’s channel partners worldwide.

What are the benefits to HID Global’s channel partners?

In the short term, those HID Global customers who implement card printing and secure card issuance programs will continue to benefit from Fargo’s current products and services. In the longer term, HID Global’s customers will have access to card personalization products and programs that potentially represent considerable added value to their businesses.

Will distribution channels change?

One of Fargo’s primary strengths in the market is the relationship with its channel. This is a significant factor in the company’s overall success and there are no plans to change Fargo’s current distribution channel profile.

What changes will Fargo and HID Global channel partners see?

Fargo’s card personalization channel and HID Global’s access control channels will see a variety of solutions and programs developed from the two companies’ shared emphasis on secure card issuance, combined product innovation capabilities, and complementary technologies.

Will HID Global channel partners and customers for HID, Indala, Synercard, and AccessID brand products and services have automatic access to Fargo products and vice versa?

Until the alignment program is complete, it will be business as usual for channel partners for all HID Global and Fargo products. As is the case today, HID Global will have the opportunity to collaborate with the Fargo team on major project opportunities as they emerge, only on a much closer basis than in the past.

Will Fargo’s vendors change?

One facet of the alignment program is a review of all aspects of Fargo’s operation, but clearly a key factor in the excellence of Fargo’s products is the strength of relationships with strategic suppliers.

Important Merger Information

In connection with the proposed Merger, Fargo will file a proxy statement with the U.S. Securities and Exchange Commission, or SEC. Investors are advised to read the proxy statement when it becomes available because it will contain important information about the Merger and Fargo. Investors may obtain a free copy of the proxy statement (when available) and other documents filed by Fargo with the SEC at the SEC’s web site at www.sec.gov. Free copies of the proxy statement, once available, and Fargo’s other filings with the SEC may also be obtained from Fargo at www.fargo.com. Free copies of the Company’s filings may be obtained by directing a written request to Fargo Electronics, Inc., 6533 Flying Cloud Drive, Eden Prairie, Minnesota 55344, Attention: Paul Stephenson.

Participants in the Solicitation

Fargo and its directors, executive officers and other members of its management may be deemed to be soliciting proxies from Fargo’s stockholders in favor of the Merger. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Fargo’s executive officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC. These documents will be available free of charge once available at the SEC’s web site at www.sec.gov or by directing a request to Fargo as described above.